Exhibit 99.5

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                            1ST QTR        2ND QTR         3RD QTR         4TH QTR       TOTAL YEAR
----                                            -------        -------         -------         -------       ----------
     EARNINGS CONTRIBUTION
       BY SUBSIDIARY ($ MILLIONS)

 1     Arizona Public Service                   $     33       $     96       $      124       $     54       $    307
 2     Pinnacle West Energy                           --             (1)              --             (1)            (2)
 3     APS Energy Services                            (2)            (2)              --             (9)           (13)
 4     SunCor                                          5              1                2              3             11
 5     El Dorado                                      19             (3)              (9)            (5)             2
 6     Parent Company                                 (1)            (1)              (1)            --             (3)
                                                --------       --------       ----------       --------       --------

 7         Income Before Accounting Change            54             90              116             42            302

 8     Cumulative Effect of Change in
         Accounting - Net of Tax                      --             --               --             --             --
                                                --------       --------       ----------       --------       --------

 9         Net Income                           $     54       $     90       $      116       $     42       $    302
                                                ========       ========       ==========       ========       ========

     EARNINGS PER SHARE
       BY SUBSIDIARY - DILUTED

10     Arizona Public Service                   $   0.39       $   1.13       $     1.46       $   0.63       $   3.61
11     Pinnacle West Energy                           --          (0.01)           (0.01)         (0.01)         (0.03)
12     APS Energy Services                         (0.02)         (0.03)              --          (0.11)         (0.16)
13     SunCor                                       0.06           0.01             0.03           0.04           0.14
14     El Dorado                                    0.22          (0.04)           (0.10)         (0.06)          0.02
15     Parent Company                              (0.01)            --            (0.01)            --          (0.02)
                                                --------       --------       ----------       --------       --------

16         Income Before Accounting Change          0.64           1.06             1.37           0.49           3.56

17   Cumulative Effect of Change in
       Accounting - Net of Tax                        --             --               --             --             --
                                                --------       --------       ----------       --------       --------

18         Net Income                           $   0.64       $   1.06       $     1.37       $   0.49       $   3.56
                                                ========       ========       ==========       ========       ========


19   BOOK VALUE PER SHARE                       $  26.29       $  27.00       $    28.01       $  28.09       $  28.09

     COMMON SHARES OUTSTANDING -
       DILUTED (THOUSANDS)
20       Average                                  84,834         84,891           85,012         85,015         84,935
21       End of Period                            84,723         84,727           84,779         84,715         84,715

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                              1ST QTR       2ND QTR      3RD QTR       4TH QTR      TOTAL YEAR
----                                                              --------      --------     --------      --------     ----------
     ELECTRIC OPERATING REVENUES
       (DOLLARS IN MILLIONS)
     Retail
22       Residential                                              $    157      $    228     $    324      $    172      $    881
23       Business                                                      196           253          275           211           935
                                                                  --------      --------     --------      --------      --------
24            Total retail                                             353           481          599           383         1,816
                                                                  --------      --------     --------      --------      --------
     Wholesale revenue on delivered electricity
25       Traditional contracts                                          12            18           75            16           121
26       Retail load hedge management                                    7            36          472            46           561
         Marketing and trading -- delivered
27            Generation sales other than native load                    9            13           14            80           116
28            Realized margins on electricity trading                    3            11           32            10            56
29            Other delivered electricity (a)                           22            55           59           106           242
                                                                  --------      --------     --------      --------      --------
30            Total delivered marketing and trading                     34            79          105           196           414
                                                                  --------      --------     --------      --------      --------
31       Total delivered wholesale electricity                          53           133          652           258         1,096
                                                                  --------      --------     --------      --------      --------
     Other marketing and trading
32       Realized margins on delivered commodities
            other than electricity (a)                                  (5)            1           (4)           (1)           (9)
33       Prior period mark-to-market (gains) losses on
            contracts delivered during current period (a)               --            --          (17)           (2)           (2)
34       Change in mark-to-market for future-period deliveries           7            25           10           (11)           14
                                                                  --------      --------     --------      --------      --------
35       Total other marketing and trading                               2            26          (11)          (14)            3
                                                                  --------      --------     --------      --------      --------
36   Transmission for others                                             3             4            4             4            15
37   Other miscellaneous services                                        4             8            8             7            27
                                                                  --------      --------     --------      --------      --------
38            Total electric operating revenues                   $    415      $    652     $  1,252      $    638      $  2,957
                                                                  ========      ========     ========      ========      ========

     ELECTRIC SALES (GWH)

     Retail sales
39       Residential                                                 1,877         2,370        3,506         2,028         9,781
40       Business                                                    2,736         3,379        3,674         2,965        12,754
                                                                  --------      --------     --------      --------      --------
41            Total retail                                           4,613         5,749        7,180         4,993        22,535
                                                                  --------      --------     --------      --------      --------
     Wholesale electricity delivered
42       Traditional contracts                                         331           391          537           351         1,610
43       Retail load hedge management                                  232           585        5,155           702         6,674
         Marketing and trading -- delivered
44            Generation sales other than native load                  396           215          163           720         1,494
45            Electricity trading                                    1,294         1,803        4,073         2,089         9,259
46            Other delivered electricity                              735           601          665           960         2,960
                                                                  --------      --------     --------      --------      --------
47            Total delivered marketing and trading                  2,425         2,619        4,901         3,769        13,713
                                                                  --------      --------     --------      --------      --------
48       Total delivered wholesale electricity                       2,988         3,595       10,593         4,822        21,997
                                                                  --------      --------     --------      --------      --------
49            Total electric sales                                   7,601         9,344       17,773         9,815        44,532
                                                                  ========      ========     ========      ========      ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 29 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. Lines 29 and 32 include amounts totaling $2 million of realized revenues for the year 2000.

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                                1ST QTR    2ND QTR    3RD QTR    4TH QTR  TOTAL YEAR
----                                                                -------    -------    -------    -------  ----------
     MARKETING AND TRADING SEGMENT
       PRETAX GROSS MARGIN ANALYSIS
       (DOLLARS IN MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
         Realized margin on delivered commodities
              Electricity
50                Generation sales other than native load            $   2      $   6      $   7      $  39      $  54
51                Other electricity marketing and trading (a)            3         28         33          5         69
                                                                     -----      -----      -----      -----      -----
52                Total electricity                                      5         34         40         44        123
53            Other commodities (a)                                     (5)         1         (4)        (1)        (9)
                                                                     -----      -----      -----      -----      -----
54            Total realized margin                                     --         35         36         43        114
                                                                     -----      -----      -----      -----      -----
         Prior-period mark-to-market (gains) losses on contracts
            delivered during current period (b)
55            Electricity (a)                                           --         --        (18)        (2)        (2)
56            Other commodities (a)                                     --         --          1         --         --
              Charge related to trading activities with Enron
57               and its affiliates                                     --         --         --         --         --
                                                                     -----      -----      -----      -----      -----
58            Subtotal                                                  --         --        (17)        (2)        (2)
                                                                     -----      -----      -----      -----      -----
59       Total current period effects (b)                               --         35         19         41        112
                                                                     -----      -----      -----      -----      -----
     Change in mark-to-market gains (losses) for
       future period deliveries (b)
61       Electricity                                                     2         27          6        (10)         7
62       Other commodities                                               5         (2)         4         (1)         7
                                                                     -----      -----      -----      -----      -----
63       Total future period effects                                     7         25         10        (11)        14
                                                                     -----      -----      -----      -----      -----
64   Total gross margin                                              $   7      $  60      $  29      $  30      $ 126
                                                                     =====      =====      =====      =====      =====

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 63 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. A $2 million realized gain is included in the $69 million on line 51 for the total year 2000.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                  1ST QTR     2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
----                                                  -------     -------      -------      -------    ----------
     MARKETING AND TRADING SEGMENT
       PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
       (DOLLARS IN MILLIONS)

     BY COMMODITY SOLD OR TRADED

65   Electricity                                           7          61           28           31          127
66   Natural gas                                          --          (1)           3            4            6
67   Coal                                                 --          --           (2)          --           (2)
68   Emission allowances                                  --          --           --           (5)          (5)
69   Other                                                --          --           --           --           --
                                                       -----       -----        -----        -----        -----
70     Total gross margin                              $   7       $  60        $  29        $  30        $ 126
                                                       =====       =====        =====        =====        =====

     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
71     Generation sales other than native load         $  --       $  --        $  --        $  --        $  --
72     Other marketing and trading                        --          --           --           (2)          (2)
     APS
73     Generation sales other than native load             2           6            7           39           54
74     Other marketing and trading                         5          54           22           (7)          74
     Pinnacle West Energy
75     Generation sales other than native load            --          --           --           --           --
76     Other marketing and trading                        --          --           --           --           --
     APS ES
77     Other marketing and trading                        --          --           --           --           --
                                                       -----       -----        -----        -----        -----
78   Total gross margin before income taxes            $   7       $  60        $  29        $  30        $ 126
                                                       =====       =====        =====        =====        =====

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                         1ST QTR      2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
----                                         -------      -------      -------      -------    ----------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
79       Residential                         746,528      742,485      746,742      761,386      749,285
80       Business                             92,667       93,343       94,479       96,024       94,128
                                             -------      -------      -------      -------      -------
81            Total                          839,195      835,828      841,221      857,410      843,413
82   Wholesale customers                          67           67           67           67           67
                                             -------      -------      -------      -------      -------
83            Total customers                839,262      835,895      841,288      857,477      843,480
                                             =======      =======      =======      =======      =======

84   Customer Growth (% over prior year)         4.0%         4.1%         4.1%         4.2%         4.1%

     RETAIL SALES (GWH) -
       WEATHER NORMALIZED

85   Residential                               1,933        2,218        3,393        1,926        9,470
86   Business                                  2,736        3,276        3,626        3,005       12,643
                                             -------      -------      -------      -------      -------
87            Total                            4,669        5,494        7,019        4,931       22,113
                                             =======      =======      =======      =======      =======

     RETAIL USAGE
       (KWH/AVERAGE CUSTOMER)

88   Residential                               2,514        3,192        4,695        2,664       13,054
89   Business                                 29,525       36,200       38,887       30,878      135,496

     RETAIL USAGE -
       WEATHER NORMALIZED
       (KWH/AVERAGE CUSTOMER)

90   Residential                               2,589        2,987        4,544        2,530       12,639
91   Business                                 29,525       35,096       38,379       31,294      134,317

     ELECTRICITY DEMAND (MW)

92   System peak demand                        3,315        5,095        5,478        4,331        5,478

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                         1ST QTR    2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR
----                                                         -------    -------     -------     -------    ----------
     ENERGY SOURCES (GWH)

     Generation production
93       Nuclear                                              2,325       2,090       2,348       2,078       8,841
94       Coal                                                 2,828       3,163       3,343       3,175      12,509
95       Gas, oil and other                                     323         526       1,046         889       2,784
                                                             ------      ------      ------      ------      ------
96            Total                                           5,476       5,779       6,737       6,142      24,134
                                                             ------      ------      ------      ------      ------
     Purchased power
97       Firm load                                               51         819       1,550          95       2,515
98       Marketing and trading                                2,261       2,989       9,893       3,750      18,893
                                                             ------      ------      ------      ------      ------
99            Total                                           2,312       3,808      11,443       3,845      21,408
                                                             ------      ------      ------      ------      ------
100           Total energy sources                            7,788       9,587      18,180       9,987      45,542
                                                             ======      ======      ======      ======      ======

     POWER PLANT PERFORMANCE

     Capacity Factors
101      Nuclear                                                 98%         88%         98%         87%         93%
102      Coal                                                    76%         85%         88%         84%         83%
103      Gas, oil and other                                      13%         21%         40%         34%         27%
104      System average                                          63%         67%         77%         70%         69%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
105      Nuclear                                                 27         129          21         143          80
106      Coal                                                   223         124          85         187         155
107      Gas                                                      8          43          16          20          22
108           Total                                             258         296         122         350         257

109  Generation Fuel Cost ($/MWh)                            $10.65      $12.69      $14.77      $16.28      $13.72

See Glossary of Terms

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                    1ST QTR     2ND QTR     3RD QTR     4TH QTR   TOTAL YEAR
----                                                    -------     -------     -------     -------   ----------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
         On-Peak
110           Palo Verde                                $30.52      $90.49      $170.40     $154.33     $111.44
111           SP15                                      $31.40      $82.67      $152.74     $162.59     $107.35
         Off-Peak
112           Palo Verde                                $22.97      $31.91      $61.48      $ 95.72     $ 53.02
113           SP15                                      $24.52      $32.45      $66.28      $119.72     $ 60.74


     WEATHER INDICATORS

     Actual
114      Cooling degree-days                                71       1,712       2,547         253       4,583
115      Heating degree-days                               459           9          --         500         968
116      Average humidity                                   37%         23%         29%         46%         34%
     10-Year Averages
117      Cooling degree-days                                71       1,458       2,454         398       4,381
118      Heating degree-days                               556          35          --         435       1,026
119      Average humidity                                   45%         25%         34%         40%         36%


     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b)
120      Single-family                                   8,163       9,605       8,331       6,410      32,509
121      Multi-family                                    3,208       2,651       2,417       1,952      10,228
                                                        ------      ------      ------      ------      ------
122           Total                                     11,371      12,256      10,748       8,362      42,737
                                                        ======      ======      ======      ======      ======

     Arizona Job Growth (c)
123      Payroll job growth (% over prior year)            4.4%        4.0%        3.9%        3.4%        3.9%
124      Unemployment rate (%, seasonally adjusted)        4.1%        3.9%        3.8%        3.7%        3.9%

----------
Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms